Exhibit 10.18

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), dated as of _________ ___, 2021, is entered into by and between Zeta Global Holdings Corp., a Delaware corporation (the “Company”), ACI Investment Partners, LLC, Amelia Anne Steinberg Irrevocable Trust, Caivis Acquisition Corp. II, Kica Investments LLC, Carter Govern Steinberg 2004 Irrevocable Trust, IAC Investment Company IX, LLC, Irving Siegel Irrevocable Trust f/b/o Amelia Steinberg, Irving Siegel Irrevocable Trust f/b/o Carter Steinberg, Irving Siegel Irrevocable Trust f/b/o Isabel Steinberg, Isabel Vonham Steinberg Irrevocable Trust and Kayla Rose Steinberg Irrevocable Trust (collectively, the “Stockholders”).

WHEREAS, the Company is contemplating an initial public offering (the “IPO”) of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), of the Company;

WHEREAS, in connection with the IPO, the Company expects to file an amended and restated certificate of incorporation, [a form of which is attached as Exhibit [__] to the Company’s registration statement on Form S-1 (Registration No. _______) filed with the Securities and Exchange Commission (the “SEC”) on [DATE]] (the “Amended and Restated Certificate of Incorporation”), which Amended and Restated Certificate of Incorporation will become effective upon the closing of the IPO;

WHEREAS, the Company currently has several series of preferred stock, par value $0.001 per share (the “Preferred Stock”) outstanding, which shares of Preferred Stock shall convert into shares of the Company’s Series A common stock, par value $0.001 per share (the “Series A Common Stock”), pursuant to the Company’s Tenth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware of November 14, 2019 (as amended, the “Tenth Amended and Restated Certificate of Incorporation”) (i) at the option of the holder at any time, or (ii) automatically, and without any action by the holder, in connection with a Qualified IPO (as such term is defined in the Tenth Amended and Restated Certificate of Incorporation);

WHEREAS, upon the filing and effectiveness of the Amended and Restated Certificate of Incorporation and the closing of the IPO (which qualifies as a Qualified IPO pursuant to the Tenth Amended and Restated Certificate of Incorporation) (the “Effective Time”), (i) all outstanding shares of Preferred Stock shall automatically convert into a number of shares of Series A Common Stock as determined pursuant to the Tenth Amended and Restated Certificate of Incorporation, (ii) each outstanding share of Series A Common Stock (including shares of Series A Common Stock resulting from the automatic conversion of shares of Preferred Stock) shall be reclassified into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock, (iii) each outstanding share of Series B common stock, par value $0.001 per share, shall be reclassified into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock and (iv) the Company’s authorized capital stock shall include 50,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”), of the Company;

WHEREAS, in connection with the IPO, the Company and the Stockholders desire to exchange each share of Class A Common Stock held by the Stockholders (including any shares of Class A Common Stock held by such Stockholders as a result of the conversion of Preferred Stock held by such Stockholders into shares of Series A Common Stock and the subsequent reclassification of such shares into shares of Class A Common Stock) for one (1) share of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”), of the Company effective at the Effective Time, upon the terms and conditions set forth herein (the “Exchange”).

NOW THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Stockholders agree as follows:

Section 1. Exchange of Shares. At the Effective Time, the Company shall issue to each Stockholder, and each Stockholder shall receive and accept from the Company, the number of shares of Class B Common Stock set forth on Annex A attached hereto (such shares, the “New Shares”) in exchange for:

(a) all of such Stockholder’s rights, interests and claims with respect to all of the shares of Class A Common Stock held by such Stockholder at the Effective Time (including any shares of Class A Common Stock held by such Stockholders as a result of the conversion of Preferred Stock held by such Stockholders into shares of Series A Common Stock and the subsequent reclassification of such shares into shares of Class A Common Stock) (the “Old Shares”).

Notwithstanding anything to the contrary set forth herein, any stock certificate representing Old Shares of Class A Common Stock outstanding immediately prior to the Exchange shall, from and after the Exchange, be deemed to represent an equivalent number of shares of Class B Common Stock pursuant to the Exchange.

Section 2. Release of Claims. In consideration for the New Shares to be issued in exchange for the Old Shares, each Stockholder, its successors and assigns, and all persons or entities acting by, through, under or in concert with such Stockholder, do hereby release and forever discharge (a) the Company, (b) all past and present officers, directors, employees, counsel, agents, representatives and controlling persons, if any, of the Company, (c) all past and present affiliates and subsidiaries of the Company and (d) all of the past and present officers, directors, employees, counsel, agents, representatives and controlling persons, if any, of such subsidiaries and affiliates from any and all claims, actions or proceedings (and hereby waives any such claims, actions or proceedings) of any nature which have been, could have been, or could be brought in any local, state or federal court, administrative agency or other tribunal, including, but not limited to, those arising under common law, federal law or state statutory law, in law or in equity, suits, debts, liens, contracts, agreements, including, but not limited to, any escrow agreement, investors’ agreement, stock option agreement, or subscription or stock purchase agreement with the Company, promises, liabilities, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent, including all claims for incidental, consequential, punitive or exemplary damages or equitable relief arising out of any of the foregoing, which such Stockholder now has or may hereafter have against any of the foregoing released parties, arising out of or related to the Old Shares (or any right, warrant, option or other security or instrument evidencing, or convertible into or exchangeable or otherwise exercisable for, any shares of Class A Common Stock) or the rights, powers or preferences of such Stockholder as a holder.

Section 3. Representations and Warranties.

(a) Representations and Warranties of Stockholders. Each Stockholder hereby represents, warrants and covenants to the Company as follows:

(i) As of immediately prior to the Exchange, such Stockholder is, the record and beneficial owner of the number of Old Shares set forth on Annex B attached hereto, has good and valid title to such Old Shares and has sole dispositive power over such Old Shares. Other than this Agreement, there are no agreements or arrangements of any kind, contingent or otherwise, to which such Stockholder is a party obligating such Stockholder to transfer, sell, tender, pledge, encumber, assign or otherwise dispose of any of the Old Shares, or cause any of the Old Shares to be transferred, sold, tendered, pledged, encumbered, assigned or otherwise disposed of. No person has any contractual or other right or obligation to purchase or otherwise acquire any of the Old Shares.

(ii) As of immediately prior to the Exchange, the Old Shares held by such Stockholder as set forth on Annex B constitute all of the issued and outstanding shares of Class A Common Stock owned of record or beneficially owned by such Stockholder, and the Stockholder does not own (or have any claim to own) beneficially or of record, any other shares of Class A Common Stock (or any right, warrant, option or other security or instrument evidencing, or convertible into or exchangeable or otherwise exercisable for any shares of Class A Common Stock).

(iii) Such Stockholder is either (a) an individual or (b) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(iv) Such Stockholder has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of such Stockholder (and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby).

(v) This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due power and authority of, and due execution and delivery by, the other parties hereto, constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms.

(vi) The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its agreements, covenants, and obligations hereunder will not, conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or require notice to or the consent of any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity (any of the foregoing, a “Person”), under, any provisions of the organizational documents of such Stockholder, or any agreement, commitment, law, rule, regulation, judgment, order or decree to which such Stockholder is a party or by which such Stockholder is, or any of its assets are, bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or delay consummation of the transactions contemplated by this Agreement or otherwise prevent or delay such Stockholder from performing its agreements, covenants or obligations under this Agreement.

(b) Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Stockholder as of the Effective Time as follows:

(i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) The Company has all requisite power, capacity and authority to enter into this Agreement and to consummate the transactions contemplated hereby and, except for the filing of the [Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware], the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of the Company (and no other actions or proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby).

(iii) This Agreement has been duly executed and delivered by the Company and, assuming due power and authority of, and due execution and delivery by, the other parties hereto, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iv) The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its agreements, covenants, and obligations hereunder will not, conflict with, result in a breach or violation of or default under (with or without notice or lapse of time or both), or require notice to or the consent of any other Person (other than any filings that will be made by the Company with the SEC promptly following the execution and delivery of this Agreement, the disclosures set forth therein and the consents of the Stockholders provided in Section 4 hereof), under any provisions of the certificate of incorporation or bylaws of the Company, or any agreement, commitment, law, rule, regulation, judgment, order or decree to which the Company is a party or by which the Company is, or any of its assets are, bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, prevent or delay consummation of the transactions contemplated by this Agreement or otherwise prevent or delay the Company from performing its agreements, covenants or obligations under this Agreement.

(v) The New Shares, when issued in accordance with the terms of this Agreement, will be duly issued, fully paid and nonassessable shares of Class B Common Stock under the General Corporation Law of the State of Delaware.

(vi) Any restricted Class A Common Stock exchanged for Class B Common Stock in connection with this Agreement, shall be governed by the terms of any applicable restricted stock agreement following the Exchange.

(c) No Other Representations or Warranties. Each Stockholder hereby agrees and acknowledges that, except for the representations and warranties of the Company expressly set forth in Section 3(b), none of such Stockholder or any of its affiliates, associates, directors, officers, attorneys, accountants, agents, members, managers, partners, employees, stockholders, equity holders or controlling person is relying on, or has relied on, any upon any information from or representation or warranty by the Company, any subsidiary of the Company or any of their respective directors, officers, attorneys, accountants, agents, members, managers, partners, stockholders or employees in determining whether to enter into this Agreement or consummate the transactions contemplated hereby. The Company hereby agrees and acknowledges that, except for the representations and warranties of the Stockholders expressly set forth in Section 3(a), none of the Company, any of its subsidiaries or any of their respective affiliates, associates, directors, officers, attorneys, accountants, agents, members, managers, partners, employees, stockholders, equity holders or controlling person is relying on, or has relied on, any upon any information from representation or warranty by the Stockholders or any of their respective directors, officers, attorneys, accountants, agents, members, managers, partners, stockholders or employees in determining whether to enter into this Agreement or consummate the transactions contemplated hereby.

Section 4. Further Assurances. From time to time from and after the Effective Time, at the request of the Company and without further consideration, each Stockholder shall execute and deliver such additional documents as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the Exchange and other transactions contemplated by this Agreement.

Section 5. Governing Law; Jurisdiction. This Agreement and all acts and transactions related hereto, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof. In any action, suit or proceeding between any of the parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby, each of the parties hereto (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (or, solely to the extent that the Court of Chancery does not have subject matter jurisdiction, any other state or federal court of competent jurisdiction located in the State of Delaware), (ii) agrees that all claims in respect of such action, suit or proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 6, (iii) waives any objection to laying venue in any such action or proceeding in such courts determined in accordance with this Section 6, (iv) waives any objection that such courts determined in accordance with this Section 6 are an inconvenient forum or do not have jurisdiction over any party and (v) agrees that service of process upon such party in any such action, suit or proceeding shall be effective if such process is given as a notice in accordance with Section 11 hereof.

Section 6. Assignment; Binding Effect; Benefits. This Agreement is not assignable without the written consent of each of the other parties hereto. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties hereto or their respective successors or assigns (except for the persons released pursuant to Section 2 hereof) any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

Section 7. Entire Agreement. This Agreement (including the annexes attached hereto) and the Certificates of Designation constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof (including, without limitation, with respect to the Old Shares and the New Shares).

Section 8. Amendment. This Agreement may be amended only by a written instrument signed by each of the parties hereto that specifically states that it is amending this Agreement.

Section 9. Counterparts. This Agreement may be executed in counterparts or in facsimiles, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Section 10. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (i) one (1) business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, (ii) immediately upon delivery by hand or (iii) by e-mail or facsimile upon receipt of a written or electronic confirmation of delivery by, or on behalf of, the other party or parties, in each case to the intended recipient as set forth below:

3 Park Avenue

33rd Floor

New York, NY 10016

Attention: David A. Steinberg

E-mail: [ 🌑 ]

Facsimile No.: [ 🌑 ]

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:

ZETA GLOBAL HOLDINGS CORP.

By:
Name:
Title:

STOCKHOLDER:

ACI INVESTMENT PARTNERS, LLC

By:
Name:
Title:

CAIVIS ACQUISITION CORP. II

By:
Name:
Title:

KICA INVESTMENTS LLC

By:
Name:
Title:

CARTER GOVERN STEINBERG 2004
IRREVOCABLE TRUST

By:
Name:
Title:

IAC INVESTMENT COMPANY IX, LLC

By:
Name:
Title:

IRVING SIEGEL IRREVOCABLE TRUST F/B/O AMELIA STEINBERG

By:
Name:
Title:

IRVING SIEGEL IRREVOCABLE TRUST F/B/O CARTER STEINBERG

By:
Name:
Title:

IRVING SIEGEL IRREVOCABLE TRUST F/B/O ISABEL STEINBERG

By:
Name:
Title:

ISABEL VONHAM STEINBERG IRREVOCABLE TRUST

By:
Name:
Title:

KAYLA ROSE STEINBERG IRREVOCABLE TRUST

By:
Name:
Title:

Annex A

New Shares of Class B Common Stock
ACI Investment Partners, LLC
Amelia Anne Steinberg Irrevocable Trust
Caivis Acquisition Corp. II
Kica Investments LLC
Carter Govern Steinberg 2004 Irrevocable Trust
IAC Investment Company IX, LLC
Irving Siegel Irrevocable Trust f/b/o Amelia Steinberg
Irving Siegel Irrevocable Trust f/b/o Carter Steinberg
Irving Siegel Irrevocable Trust f/b/o Isabel Steinberg
Isabel Vonham Steinberg Irrevocable Trust
Kayla Rose Steinberg Irrevocable Trust

Annex B

Old Shares of Class A Common Stock
ACI Investment Partners, LLC
Amelia Anne Steinberg Irrevocable Trust
Caivis Acquisition Corp. II
Kica Investments LLC
Carter Govern Steinberg 2004 Irrevocable Trust
IAC Investment Company IX, LLC
Irving Siegel Irrevocable Trust f/b/o Amelia Steinberg
Irving Siegel Irrevocable Trust f/b/o Carter Steinberg
Irving Siegel Irrevocable Trust f/b/o Isabel Steinberg
Isabel Vonham Steinberg Irrevocable Trust
Kayla Rose Steinberg Irrevocable Trust